Filed under Rule 497(e) and Rule 497(k)

Registration No. 033-52742

SunAmerica Series Trust

SA Dogs of Wall Street Portfolio

(the “Portfolio”)

Supplement dated April 5, 2021 to the Portfolio’s Summary Prospectus and Prospectus,

each dated May 1, 2020, as supplemented and amended to date

At a meeting held on March 17, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of SunAmerica Series Trust approved the appointment of Franklin Advisers, Inc. (“Franklin”) as the subadviser to the Portfolio. The Board also approved a change in the Portfolio’s name to the “SA Franklin Systematic U.S. Large Cap Value Portfolio,” along with changes to the Portfolio’s investment goal and principal investment strategies and techniques. In addition, Portfolio management has determined to change the Portfolio’s benchmark index against which the Portfolio compares its performance from the S&P 500® Index to the Russell 1000® Value Index (the “Index”). The Portfolio intends to file an amendment to its registration statement with the Securities and Exchange Commission (“SEC”) reflecting the appointment of Franklin, changes to the Portfolio’s investment goal, principal investment strategies and techniques, benchmark index and corresponding changes to the Portfolio’s risks. This filing will be subject to review by the SEC and is expected to become effective on or about July 2, 2021 (the “Effective Date”).

The Portfolio’s current investment goal is total return (including capital appreciation and current income). The Portfolio currently attempts to achieve its goal by investing in thirty high dividend yielding common stocks selected quarterly from the Dow Jones Industrial Average and the broader market. The Portfolio employs a “buy and hold” strategy that quarterly selects the following 30 stocks: (1) the 10 highest yielding common stocks in the Dow Jones Industrial Average and (2) the 20 other highest yielding stocks of the 400 largest industrial companies in the U.S markets that have capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends.

As of the Effective Date, the Portfolio’s investment goal will be long-term capital appreciation. The Portfolio will seek to achieve a lower level of risk and higher risk-adjusted performance than the Russell 1000® Value Index (previously defined as the “Index”) over the long term through a portfolio optimization process employed by the Portfolio’s subadviser. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of U.S. large capitalization companies. The Portfolio primarily will invest in common stock of U.S. large capitalization companies included in the Index.

Franklin’s selection process is designed to select stocks for the Portfolio that have favorable exposure to three investment style factors – quality, value, and momentum. During the selection process, Franklin will apply a proprietary ESG (environmental, social and governance) rating methodology to all stocks. Franklin will seek to invest in stocks which score high on its multi-factor selection process and also have an ESG score equal to or higher than the median ESG score of the Index. Under normal market conditions, the Portfolio will hold 100 to 150 of the common stocks in the Index. The subadviser will select such stocks on a quarterly basis.

At the Meeting, the Board approved a Subadvisory Agreement between SunAmerica Asset Management, LLC, the Portfolio’s investment adviser, and Franklin with respect to the Portfolio which will become effective on the Effective Date. The Board has the authority, pursuant to an exemptive order granted by the SEC, to enter into subadvisory agreements without a shareholder vote under certain conditions. A notice will be sent to shareholders with information on how to access an Information Statement that will include information about Franklin and the Subadvisory Agreement.

Once the changes to the Portfolio’s name, investment goal, investment strategies and techniques, and benchmark index become effective, an updated prospectus reflecting these changes will be mailed to shareholders of the Portfolio. The updated prospectus will include additional information about the changes to the Portfolio’s investment goal, principal investment strategies and techniques, benchmark index and risks. Please read the prospectus carefully.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.